UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2017

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 16, 2017, PennyMac Financial Services, Inc. (the “Company”), through two of its controlled subsidiaries, PennyMac Loan Services, LLC (“PLS”) and Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into the following three amendments to financing arrangements with Barclays Bank PLC (“Barclays”): (i) an amendment (the “Barclays Repurchase Amendment”) to its Master Repurchase Agreement, dated as of December 4, 2015, by and among Barclays, PLS and PNMAC (the “Barclays Repurchase Agreement”); (ii) an amendment (the “Barclays Participation Amendment”) to its Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 4, 2015, by and among Barclays,  PLS and PNMAC (the “Barclays Participation Agreement”); and (iii) an amendment (the “Barclays Loan Amendment”) to its Loan and Security Agreement, dated as of December 4, 2015, by and between Barclays,  PLS and PNMAC (the “Barclays Loan Agreement”).

On June 19, 2017, the Company, through PLS, also entered into an amendment (the “Citi Repurchase Amendment”) to its Master Repurchase Agreement, dated as of March 3, 2017, by and among Citibank, N.A. (“Citi”) and PLS (the “Citi Repurchase Agreement”).

On June 20, 2017, the Company, through PLS, also entered into an amendment (the “Morgan Stanley Amendment”) to its Master Repurchase Agreement, dated as of July 2, 2013, by and between Morgan Stanley Bank, N.A. (“Morgan Stanley”) and PLS (the “Morgan Stanley Repurchase Agreement”).

Barclays Repurchase Agreement

Pursuant to the terms of the Barclays Repurchase Agreement, PLS may sell, and later repurchase, newly originated mortgage loans. The Barclays Repurchase Agreement is used to fund newly originated mortgage loans that are originated through PLS’ consumer direct lending channel or purchased from correspondent sellers through a subsidiary of PennyMac Mortgage Investment Trust (NYSE: PMT) and,  in either case, held by PLS pending sale and/or securitization. The obligations of PLS under the Barclays Repurchase Agreement are fully guaranteed by PNMAC and the mortgage loans are serviced by PLS.  The maximum aggregate purchase price provided for in the Barclays Repurchase Agreement is currently $500 million as the result of a temporary increase.  After September 30, 2017, the maximum aggregate purchase price under the Barclays Repurchase Agreement will revert back to $300 million.

Under the terms of the Barclays Repurchase Amendment, the committed amount was increased from $80 million to $130 million, the available amount of which is reduced by the sum of (a) the aggregate purchase price of all outstanding transactions under the Barclays Participation Agreement and related to the committed amount thereunder, and (b) the aggregate outstanding loan amount under the Barclays Loan Agreement. The uncommitted amount is reduced by the aggregate purchase price of all outstanding transactions under the Barclays Participation Agreement and related to the uncommitted amount thereunder. The Company, through PLS, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Barclays Repurchase Amendment.   All other terms and conditions of the Barclays Repurchase Agreement remain the same in all material respects.

The foregoing descriptions of the Barclays Repurchase Amendment,  the Barclays Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Barclays Repurchase Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1; and (ii) the description of the Barclays Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on December 10, 2015,  the full text of the Barclays Repurchase Agreement attached thereto as Exhibit 10.1, and the full text of all other amendments filed thereafter with the Securities and Exchange Commission (“SEC”).

Barclays Participation Agreement

Pursuant to the terms of the Barclays Participation Agreement, PLS may sell to Barclays participation certificates, each of which represents an undivided beneficial ownership interest in a pool of mortgage loans that have been pooled with Fannie Mae or Freddie Mac and are pending securitization.  The obligations of PLS  under the Barclays Participation Agreement are fully guaranteed by PNMAC and the mortgage loans are serviced by PLS.  The maximum aggregate principal amount provided for in the Barclays Participation Agreement is currently $500 million as the result of a temporary increase. After September 30, 2017, the maximum aggregate purchase price under the Barclays Participation Agreement will revert back to $300 million.

Under the terms of the Barclays Participation Amendment, the committed amount was increased from $80 million to $130 million, the available amount of which is reduced by the sum of (a) the aggregate purchase price of all outstanding transactions under the Barclays Repurchase Agreement and related to the committed amount thereunder, and (b) the aggregate outstanding loan amount under the Barclays Loan Agreement.  The uncommitted amount is reduced by the aggregate purchase price of all outstanding transactions under the Barclays Repurchase Agreement and related to the uncommitted amount thereunder. The Company, through PLS, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Barclays Participation Amendment.   All other terms and conditions of the Barclays Participation Agreement remain the same in all material respects.

The foregoing descriptions of the Barclays Participation Amendment,  the Barclays Participation Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Barclays Participation Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.2; and (ii) the description of the Barclays Participation Agreement in the Company’s Current Report on Form 8-K as filed on December 10, 2015,  the full text of the Barclays Participation Agreement attached thereto as Exhibit 10.2, and the full text of all other amendments filed thereafter with the SEC.

Barclays Loan Agreement

Pursuant to the terms of the Barclays Loan Agreement, PLS may finance certain of its mortgage servicing rights relating to mortgage loans pooled into Fannie Mae and Freddie Mac securities (the “MSRs”).   The scheduled maturity date for the Barclays Loan Agreement is December 1, 2017. The obligations of PLS under the Barclays Loan Agreement are fully guaranteed by PNMAC, and the mortgage loans relating to the MSRs are serviced by PLS.

Under the terms of the Barclays Loan Amendment, the maximum outstanding loan amount that PLS may use to finance MSRs was increased from $80 million to $130 million. The Company, through PLS, is required to pay Barclays all fees and out of pocket expenses associated with the preparation of the Barclays Loan Amendment.   All other terms and conditions of the Barclays Loan Agreement remain the same in all material respects.

The foregoing descriptions of the Barclays Loan Amendment, the Barclays Loan Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Barclays Loan Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.3; and (ii) the description of the Barclays Loan Agreement in the Company’s Current Report on Form 8-K as filed on December 10, 2015,  the full text of the Barclays Loan Agreement attached thereto as Exhibit 10.3, and the full text of all other amendments filed thereafter with the SEC.

Citi Repurchase Agreement

Pursuant to the terms of the Citi Repurchase Agreement, PLS may sell to, and later repurchase from, Citi certain newly originated mortgage loans that are originated through PLS’ consumer direct lending channel or purchased from correspondent sellers through a subsidiary of PMT and, in either case, held by PLS pending sale and/or securitization. The obligations of PLS under the Citi Repurchase Agreement are fully guaranteed by PNMAC and the mortgage loans are serviced by PLS.  The Citi Repurchase Agreement is committed to March 2, 2018.

Under the terms of the Citi Repurchase Amendment, the maximum aggregate purchase price provided for in the Citi Repurchase Agreement was increased from $400 million to $700 million. The committed amount was also increased from $200 million to $275 million. The Company, through PLS, is required to pay Citi an additional commitment fee relating to the Citi Repurchase Amendment, as well as certain other fees and out of pocket expenses. All other terms and conditions of the Citi Repurchase Agreement remain the same in all material respects.

The foregoing descriptions of the Citi Repurchase Amendment,  the Citi Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Citi Repurchase Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.4;  (ii) the description of the Citi Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on March 8, 2017 and the full text of the Citi Repurchase Agreement attached thereto as Exhibit 10.1; and (iii) the full text of the related guaranty, which was filed as Exhibit 10.61 to the Company’s Annual Report on Form 10-K as filed on March 13, 2015.

Morgan Stanley Repurchase Agreement

Pursuant to the terms of the Morgan Stanley Repurchase Agreement, PLS may sell to, and later repurchase from, Morgan Stanley certain newly originated mortgage loans that are originated through PLS’ consumer direct lending channel or purchased from correspondent sellers through a subsidiary of PMT and, in either case, held by PLS pending sale and/or securitization. The obligations of PLS under the Morgan Stanley Repurchase Agreement are fully guaranteed by PNMAC and the mortgage loans are serviced by PLS.  The Morgan Stanley Repurchase Agreement is committed to August 25, 2017.

Under the terms of the Morgan Stanley Repurchase Amendment, the maximum aggregate purchase price provided for in the Morgan Stanley Repurchase Agreement was increased from $300 million to $500 million, $175 million of which is committed. The Company, through PLS, is required to pay Morgan Stanley all fees and out of pocket expenses associated with the preparation of the Morgan Stanley Repurchase Amendment.  All other terms and conditions of the Morgan Stanley Repurchase Agreement remain the same in all material respects.

The foregoing descriptions of the Morgan Stanley Repurchase Amendment,  the Morgan Stanley Repurchase Agreement and the related guaranty do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the Morgan Stanley Repurchase Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.5;  (ii) the descriptions of the Morgan Stanley Repurchase Agreement and the related guaranty in the Company’s Current Report on Form 8-K as filed on July 8, 2013; (iii) the full text of the Morgan Stanley Repurchase Agreement and the related guaranty attached thereto as Exhibit 1.1 and Exhibit 1.2, respectively; and (iv) the full text of all other amendments to the Morgan Stanley Repurchase Agreement filed thereafter with the SEC.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01    Other Events.

On June 21, 2017, the Company also issued a press release announcing that its Board of Directors approved a $50 million stock repurchase program.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment Number Four to the Master Repurchase Agreement, dated as of June 16, 2017, among Barclays Bank PLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC
10.2	Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of June 16, 2017, among PennyMac Loan Services, LLC and Barclays Bank PLC
10.3	Amendment Number Four to the Loan and Security Agreement, dated as of June 16, 2017, among PennyMac Loan Services, LLC, Private National Mortgage Acceptance Company, LLC and Barclays Bank PLC
10.4	Amendment Number One to the Amended and Restated Master Repurchase Agreement, dated as of June 19, 2017, among PennyMac Loan Services, LLC and Citibank, N.A.
10.5	Amendment Number Nine to the Master Repurchase Agreement, dated as of June 20, 2017, among PennyMac Loan Services, LLC, Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC
99.1	Press release, dated June 21, 2017, issued by PennyMac Financial Services, Inc. pertaining to its $50 million stock repurchase program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: June 21, 2017	/s/ Andrew S. Chang
Andrew S. Chang Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Four to the Master Repurchase Agreement, dated as of June 16, 2017, among Barclays Bank PLC, PennyMac Loan Services, LLC and Private National Mortgage Acceptance Company, LLC
10.2	Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of June 16, 2017, among PennyMac Loan Services, LLC and Barclays Bank PLC
10.3	Amendment Number Four to the Loan and Security Agreement, dated as of June 16, 2017, among PennyMac Loan Services, LLC, Private National Mortgage Acceptance Company, LLC and Barclays Bank PLC
10.4	Amendment Number One to the Amended and Restated Master Repurchase Agreement, dated as of June 19, 2017, among PennyMac Loan Services, LLC and Citibank, N.A.
10.5	Amendment Number Nine to the Master Repurchase Agreement, dated as of June 20, 2017, among PennyMac Loan Services, LLC, Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC
99.1	Press release, dated June 21, 2017, issued by PennyMac Financial Services, Inc. pertaining to its $50 million stock repurchase program